UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Express Scripts, Inc.
(Name of Registrant as Specified in its Charter)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 28, 2008. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Notice and Proxy Statement / Annual Report / Proxy Card (to vote the shares) To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com. Stockholders will be able to vote while viewing the proxy materials on the Internet. Please have this Notice available when accessing the website. If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before May 14, 2008. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. EXPRESS SCRIPTS, INC. Vote In Person Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting EXPRESS SCRIPTS, INC. attendance. At the Meeting you will need to request a ballot to vote ONE EXPRESS WAY these shares. ST. LOUIS, MO 63121 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the website and follow the instructions. R1ESP1

Notice of Annual Meeting of Stockholders/Meeting Location The Annual Meeting of Stockholders of Express Scripts, Inc., for holders as of March 31, 2008 is to be held on May 28, 2008 at 9:30 a.m. CDT at: Express Scripts Headquarters One Express Way St. Louis, MO 63121 The purpose of the meeting is to consider and act upon the matters set forth in this Notice. This Notice was first sent to Stockholders on or about April 14, 2008. For meeting directions, please refer to the map in the Notice and Proxy Statement or call: 314-996-0900. R1ESP2

Voting items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4. 1. ELECTION OF DIRECTORS Nominees: 01) Gary G. Benanav 07) John O. Parker, Jr. 02) Frank J. Borelli 08) George Paz 03) Maura C. Breen 09) Samuel K. Skinner 04) Nicholas J. LaHowchic 10) Seymour Sternberg 05) Thomas P. Mac Mahon 11) Barrett A. Toan 06) Woodrow A. Myers, Jr., M.D. 2. Approval and ratification of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 650,000,000 shares to 1,000,000,000 shares. 3. Approval and ratification of an increase in the number of shares of the Company’s Common Stock authorized for issuance under the Express Scripts, Inc. Employee Stock Purchase Plan from 2,000,000 shares to 3,500,000 shares. 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2008. 5. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. R1ESP3

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